                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) February  9, 1998

                                   PRIMEDIA INC.

               (Exact name of registrant as specified in its charter)

Delaware                      1-11106                       13-3647573
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)

                 745 Fifth Avenue, New York, New York        10151
               (Address of principal executive offices)    (Zip Code)

         Registrant's telephone number, including area code: (212) 745-0100

                          K-III Communications Corporation
           (Former name or former address, if changed since last report)

                              Exhibit Index on Page 4

Item 5.   Other Events.

          See financial information entitled Financial Highlights (Unaudited) included in the News Release, dated January 28, 1998, attached hereto as Exhibit 99.1

          See News Release, dated February 6, 1998, attached hereto as
          Exhibit 99.2

          See News Release, dated February 6, 1998, attached hereto as
          Exhibit 99.3

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               (99.1)    Financial Highlights (Unaudited)

               (99.2)    News Release.

               (99.3)    News Release.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PRIMEDIA INC.


                                       By: Beverly C. Chell
                                       ---------------------
Date: February 9, 1998                 Beverly C. Chell
                                       Vice Chairman and Secretary

                                 Index to Exhibits

Exhibit Number           Description
--------------           -----------

(99.1)                   Financial Highlights (Unaudited)

(99.2)                   News Release

(99.3)                   News Release